EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the WisdomTree DEFA Equity Income Fund, WisdomTree DEFA Fund, WisdomTree Commodity Country Equity Fund, WisdomTree International Hedged Equity Fund, International Dividend ex-Financials Fund, WisdomTree Emerging Markets SmallCap Dividend Fund and WisdomTree Australia Dividend Fund in interactive data format.

Exhibit Index

Exhibit Number	Description

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxomony Extension Presentation Linkbase